UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021 (March 10, 2021)

Assisted 4 Living, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(888) 609-1169

(Registrant's telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2021, Assisted 4 Living, Inc., a Nevada corporation (the "Company"), entered into an Asset Purchase Agreement (the "Purchase Agreement") between the Company, 207 Marshall Drive Operations LLC and 803 Oak Street Operations LLC (each a "Seller" and together, the "Sellers"). Each Seller is the tenant and operator of a skilled nursing facility located in Florida. The skilled nursing facilities are duly licensed by the applicable authorities of the State of Florida and are duly certified under the Medicare and Medicaid Programs. On March 1, 2021, each Seller filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware.

The Purchase Agreement provides for the sale by the Sellers to the Company of the assets associated with the facilities, other than accounts receivables relating to periods prior to the closing (the "Assets"), subject to the approval of the Bankruptcy Court and entry of a sale order determining the Company to be the successful bidder, and pursuant to the terms of such sale order (the "Transaction"). Subject to the terms of the Purchase Agreement, the Company is acquiring the Assets from the Sellers in exchange for $2,000,000 and the assumption of certain liabilities. The Company paid a $200,000 deposit upon execution of the Purchase Agreement, which will be applied to the purchase price at closing. The Transaction is expected to close shortly after the sale hearing date currently scheduled for May 13, 2021, subject to the Company's approval of disclosure schedules to be provided by the Sellers, and other customary closing conditions. The Transaction has been unanimously approved by the board of directors of the Company.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereunder and any other agreements to be entered into by the parties are qualified in their entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and are incorporated herein by reference. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement by and among Assisted 4 Living, Inc., 207 Marshall Drive Operations LLC and 803 Oak Street Operations LLC dated March 10, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 16, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Roger Tichenor
Roger Tichenor, CFO

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